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                                                              Exhibit 23(a)


                    CONSENT OF INDEPENDENT AUDITORS

Board of Directors
California Federal Preferred Capital Corporation
 (formerly First Nationwide Preferred Capital Corporation):


We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Prospectus.


                                     KPMG Peat Marwick LLP
                                     ------------------------
                                     KPMG Peat Marwick LLP

Dallas, Texas
January 13, 1997